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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                          __________________________

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 July 13, 1999
               Date of report (Date of earliest event reported)


                    PEPSI-COLA PUERTO RICO BOTTLING COMPANY
              (Exact Name of Registrant as Specified in Charter)



Delaware                       1-13914               ###-##-####
(State or Other              (Commission            (IRS Employer
 Jurisdiction                File Number)      Identification Number)
of Incorporation)



                            Carretera 885, Km. 0.4
                           Barrio Candelaria Arenas
                          Toa Baja, Puerto Rico 00949
         (Address of Principal Executive Offices, including Zip Code)



                                (787) 251-2000
             (Registrant's Telephone Number, including Area Code)
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ITEM 5    Other Events

     (a)  Exchange Agreements

     Pepsi-Cola Puerto Rico Bottling Company ("PPR") has entered into exchange agreements, attached hereto as Exhibit 10.1 and Exhibit 10.2, for the acquisition of Delta Beverage Group, Inc. ("Delta") and Dakota Beverage Company ("Dakota"). As consideration for such acquisitions, PPR plans to issue 65,070,006 shares of its Class B Common Stock to the shareholders of Delta and Dakota. PPR is expected to issue (1) 46,760,000 shares of its Class B Common Stock in exchange for the outstanding shares of Dakota stock, and (2) 18,310,006 shares of its Class B Common Stock in exchange for the outstanding shares of Delta stock. PPR received executed signature pages for the exchange agreements over the course of the last several business days.

     The acquisitions continue to be subject to various substantive contingencies beyond the control of PPR. These conditions include but are not limited to (1) approval of the acquisitions by the shareholders of PPR, (2) approval of an amendment to PPR's Certificate of Incorporation to increase the number of authorized shares of PPR capital stock (which requires the affirmative vote by a majority of those present in person or represented by proxy of the PPR shareholders voting together and the holders of its Class B Common Stock voting independently), and (3) the receipt of all necessary authorizations, consents, waivers, orders and approvals, including, but not limited to, the consent of PepsiCo, Inc. and the contribution by Pepsi-Cola Metropolitan Bottling Company, Inc. of shares of capital stock of PepsiCo, Inc.

     (b)  Voting Agreement

     P-PR Transfer, LLP, which owns a majority of the voting power of the PPR common stock, has entered into a voting agreement with PPR, attached hereto as
Exhibit 10.3. Under the terms of the voting agreement, P-PR Transfer, LLP is required to vote its shares of PPR common stock in favor of the exchange agreements for the acquisition of Delta and Dakota. As a result, assuming that the shareholders of PPR approve an amendment to PPR's Certificate of Incorporation to increase the number of authorized shares of PPR capital stock, passage of the proposal to issue 65,070,006 shares of PPR Class B Common Stock to Delta and Dakota shareholders is assured.

ITEM 7    Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

          10.1 Delta Exchange Agreement, effective June 28, 1999.

          10.2 Dakota Exchange Agreement, effective June 28, 1999.

          10.3 Voting Agreement, dated June 28, 1999.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on July 14, 1999.


                                        PEPSI-COLA PUERTO RICO BOTTLING COMPANY

                                        By:   /s/ John F. Bierbaum
                                        John F. Bierbaum
                                        Chief Financial Officer and
                                        Vice President

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                                 EXHIBIT INDEX

Exhibit
Number    Description
------    -----------

10.1      Delta Exchange Agreement, effective June 28, 1999.

10.2      Dakota Exchange Agreement, effective June 28, 1999.

10.3      Voting Agreement, effective June 28, 1999.


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